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                                                       K-tel International, Inc.
                                                                  1999 Form 10-K
                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report dated September 27, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement file No. 33-18723, No. 333-28815, No. 333-65755, No. 333-74471 and No. 333-79933.


                                           ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
  September 28, 1999


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